Exhibit 99.1

Investor Contact Information:

Anthony V. Cosentino

Executive Vice President and

Chief Financial Officer

Tony.Cosentino@YourStateBank.com

SB Financial Group, Inc. Announces First Quarter 2019 Results

DEFIANCE, Ohio, April 18, 2019 -- SB Financial Group, Inc. (NASDAQ: SBFG) (“SB Financial” or the “Company”), a diversified financial services company providing full-service community banking, mortgage banking and wealth management, today reported earnings for the first quarter ended March 31, 2019.

First quarter 2019 highlights over prior year first quarter include:

●	Net income of $2.2 million; adjusted net income of $2.8 million, up $0.3 million or 13.6 percent
●	Diluted EPS of $0.28; adjusted diluted EPS of $0.35, flat to the prior year
●	Mortgage origination volume of $51.4 million, a decrease of $7.1 million, or 12.1 percent

First quarter 2019 trailing twelve-month highlights include:

●	Loan growth of $75.3 million, or 10.6 percent
●	Deposit growth of $78.9 million, or 10.5 percent
●	Mortgage origination volume of $335.0 million, an increase of $17.4 million, or 5.5 percent; servicing portfolio of $1.09 billion, up $89.3 million, or 8.9 percent

Highlights

	Three Months Ended
($ in thousands, except per share & ratios)	Mar. 2019	Mar. 2018	% Change
Operating revenue	$11,340	$11,943	-5.0%
Interest income	10,498	8,851	18.6%
Interest expense	2,158	1,151	87.5%
Net interest income	8,340	7,700	8.3%
Provision for loan losses	-	300	-100.0%
Noninterest income	3,000	4,243	-29.3%
Noninterest expense	8,626	8,627	0.0%
Net income	2,226	2,453	-9.3%
Earnings per diluted share	0.28	0.35	-20.0%
Return on average assets	0.89%	1.08%	-17.6%
Return on average equity	6.76%	9.03%	-25.1%

Non-GAAP Measures
Adjusted net income	$2,785	$2,453	13.5%
Adjusted diluted EPS	0.35	0.35	0.0%
Net interest margin (FTE)	3.81%	3.86%	-1.3%

“SB Financial’s first quarter GAAP results were impacted by the inversion of the rate curve, resulting in an impairment to our mortgage servicing rights. Adjusting for that temporary event, net income was up over 13 percent,” said Mark A. Klein, Chairman, President, and CEO of SB Financial. “Organic balance sheet loan and deposit growth of $11 and $25 million, respectively, offset a softer mortgage origination quarter.”

RESULTS OF OPERATIONS

Consolidated Revenue

Total operating revenue, consisting of net interest income and noninterest income, was down 5.0 percent from the first quarter of 2018, and down 9.6 percent to the linked quarter. However, when adjusting for the Originated Mortgage Servicing Rights (OMSR) temporary impairment, total revenue was up 0.9 percent from the prior year.

●	Net interest income was up 8.3 percent from the year-ago quarter, but down 3.1 percent from the linked quarter.
●	Net interest margin (FTE) was down 5 basis point from the year-ago quarter and down 15 basis points from the linked quarter.
●	Noninterest income for the quarter was down from both year ago and linked quarter by 29 and 24 percent, respectively. Adjusting for the temporary OMSR impairment, noninterest income would be down 13 and 6 percent, respectively.

Mortgage Loan Business

Mortgage loan originations for the first quarter of 2019 were $51.4 million, down $7.1 million, or 12.1 percent, from the year-ago quarter. Total sales of originated loans were $43.5 million, up $2.9 million, or 7.1 percent from the year-ago quarter.

Net mortgage banking income, consisting of gains on the sale of mortgage loans and net loan servicing fees, was $0.9 million for the first quarter of 2019, compared to $1.6 million for the year-ago quarter. The mortgage servicing valuation adjustment for the first quarter of 2019 was a negative $0.7 million, compared to a positive adjustment of $0.1 million for the first quarter of 2018. The temporary impairment for the quarter was due to the inversion of the yield curve and the rapid acceleration of pre-payment speed assumptions. The aggregate servicing valuation impairment ended the quarter at $0.9 million. The servicing portfolio at March 31, 2019, was $1.09 billion, up $0.90 million, or 8.9 percent, from $1.0 billion at March 31, 2018.

Mr. Klein noted, “We experienced a slowing mortgage origination market this quarter as market factors and decreased inventory impacted our results. We continue to believe our regional production model and geographic diversity will lead to greater market presence.”

Mortgage Banking

($ in thousands)	Mar. 2019	Dec. 2018	Sep. 2018	Jun. 2018	Mar. 2018
Mortgage originations	$51,417	$78,829	$95,289	$109,466	$58,485
Mortgage sales	43,472	60,345	80,555	79,162	40,589
Mortgage servicing portfolio	1,094,060	1,084,678	1,066,402	1,030,780	1,004,728
Mortgage servicing rights	10,838	11,347	11,129	10,634	10,195

Mortgage servicing revenue:
Loan servicing fees	682	673	653	636	625
OMSR amortization	(254)	(300)	(318)	(367)	(246)
Net administrative fees	428	373	335	269	379
OMSR valuation adjustment	(708)	(68)	(62)	(22)	92
Net loan servicing fees	(280)	305	273	247	471
Gain on sale of mortgages	1,192	1,646	2,066	2,058	1,100
Mortgage banking revenue, net	$912	$1,951	$2,339	$2,305	$1,571

Noninterest Income and Noninterest Expense

SB Financial’s noninterest income includes revenue from a diverse group of services, such as wealth management, deposit fees, residential loan sales and the sale of Small Business Administration (SBA) and US Department of Agriculture (USDA) loans. SBA and USDA activity for the quarter consisted of total origination volume of $3.0 million with sales volume of $2.2 million resulting in gains of $0.3 million. Wealth management assets under the Company’s care stood at $462.6 million as of March 31, 2019, up $39.3 million from the linked quarter and up $50.9 million from the year ago quarter. For the first quarter of 2019, noninterest income as a percentage of total revenue was 26.5 percent (30.8 percent when adjusting for the OMSR impairment). Results included revenue from the Company’s newly acquired Title Agency, which will further add to our revenue diversity throughout 2019.

For the first quarter of 2019, noninterest expense of $8.6 million was flat to the prior year and down $0.2 million from the linked quarter. Lower mortgage production volumes reduced compensation expense compared to the prior year.

Mr. Klein stated, “Fee income levels from mortgage lending were down this quarter and the OMSR temporary impairment had a significant impact on our operating results. We closed on our Title Agency acquisition in March, and we are excited for the opportunities that this new revenue stream will offer. We continue to pay close attention to expenses and are committed to measured expense growth, in line with revenue increases.”

Noninterest Income / Noninterest Expense

($ in thousands, except ratios)	Mar. 2019	Dec. 2018	Sep. 2018	Jun. 2018	Mar. 2018
Noninterest Income (NII)	$3,000	$3,930	$4,202	$4,249	$4,243
NII / Total Revenue	26.5%	31.3%	33.0%	33.5%	35.5%
NII / Average Assets	1.2%	1.6%	1.8%	1.8%	1.9%

Noninterest Expense (NIE)	$8,626	$8,852	$8,789	$8,579	$8,627
Efficiency Ratio	76.1%	70.6%	69.0%	67.7%	72.2%
NIE / Average Assets	3.5%	3.6%	3.7%	3.7%	3.8%
Net Noninterest Expense	-2.3%	-2.0%	-1.9%	-1.9%	-1.9%

Balance Sheet

Total assets as of March 31, 2019, were $1.0 billion, up $95.6 million, or 10.3 percent, from a year ago. Total equity as of March 31, 2019, was $131.5 million, up 7.0 percent from a year ago, and comprised 12.9 percent of total assets.

Total loans held for investment were $782.5 million at March 31, 2019, up $75.3 million, or 10.7 percent, from March 31, 2018. Residential real estate loans were up $35.7 million, or 23.5 percent, with commercial loans rising $28.6 million, or 26.6 percent.

The investment portfolio of $99.9 million, including shares in the Federal Reserve Bank and Federal Home Loan Bank, represented 9.8 percent of assets at March 31, 2019, and was up 4.4 percent from the year-ago period. Deposit balances of $827.7 million at March 31, 2019, increased by $78.9 million or 10.5 percent, since March 31, 2018. Growth from the prior year included $7.6 million in checking and $71.3 million in savings and time deposit balances.

Mr. Klein continued, “Both loan and deposit volumes were up over 10 percent from the prior year and grew 14 and 31 percent for the quarter, respectively. Nonperforming assets to total assets ended the quarter at 42 basis points, up just 4 basis points from the prior year.”

Loan Balance
($ in thousands, except ratios)	Mar. 2019	Dec. 2018	Sep. 2018	Jun. 2018	Mar. 2018	Annual Growth
Commercial	$136,201	$127,640	$119,810	$115,140	$107,579	$28,622
% of Total	17.4%	16.5%	15.5%	15.3%	15.2%	26.6%
Commercial RE	343,900	340,791	356,563	350,266	338,586	5,314
% of Total	43.9%	44.2%	46.2%	46.5%	47.9%	1.6%
Agriculture	50,620	52,012	52,814	52,466	50,266	354
% of Total	6.5%	6.7%	6.8%	7.0%	7.1%	0.7%
Residential RE	187,548	187,104	178,033	172,773	151,820	35,728
% of Total	24.0%	24.2%	23.1%	22.9%	21.5%	23.5%
Consumer & Other	64,254	64,336	64,478	62,640	58,956	5,298
% of Total	8.2%	8.3%	8.4%	8.3%	8.3%	9.0%
Total Loans	$782,523	$771,883	$771,698	$753,285	$707,207	$75,316
Total Growth Percentage						10.6%

Deposit Balance
($ in thousands, except ratios)	Mar. 2019	Dec. 2018	Sep. 2018	Jun. 2018	Mar. 2018	Annual Growth
Non-Int DDA	$146,327	$144,592	$134,747	$131,125	$132,919	$13,408
% of Total	17.7%	18.0%	17.1%	17.4%	17.8%	10.1%
Interest DDA	132,101	130,628	130,897	129,486	137,893	(5,792)
% of Total	16.0%	16.3%	16.6%	17.2%	18.4%	-4.2%
Savings	115,272	104,444	114,213	118,108	116,820	(1,548)
% of Total	13.8%	12.9%	14.4%	15.7%	15.6%	-1.3%
Money Market	175,334	181,426	170,190	151,228	143,679	31,655
% of Total	21.2%	22.6%	21.6%	20.1%	19.2%	22.0%
Certificates	258,624	241,462	239,379	222,932	217,484	41,140
% of Total	31.2%	30.1%	30.3%	29.6%	29.0%	18.9%
Total Deposits	$827,658	$802,552	$789,426	$752,879	$748,795	$78,863
Total Growth Percentage						10.5%

Asset Quality

SB Financial maintained its high-performance among its peers in asset quality levels for the quarter, reporting nonperforming assets of $4.3 million as of March 31, 2019, up $0.8 million, or 22.3 percent, from the year-ago quarter. SB Financial’s nonperforming assets to total assets ratio of 0.42 percent is in the top quartile of its 65-bank peer group. The coverage of problem loans by the loan loss allowance was at 204 percent at March 31, 2019, down from 239 percent at March 31, 2018.

Summary of Nonperforming Assets

						Annual
($ in thousands, except ratios)	Mar. 2019	Dec. 2018	Sep. 2018	Jun. 2018	Mar. 2018	Growth
Commercial & Agriculture	$998	$731	$360	$33	$35	$963
% of Total Com./Ag. loans	0.53%	0.41%	0.21%	0.02%	0.02%	N/M
Commercial RE	212	218	228	234	487	(275)
% of Total CRE loans	0.06%	0.06%	0.06%	0.07%	0.14%	-56.5%
Residential RE	1,612	1,738	1,541	1,634	1,714	(102)
% of Total Res. RE loans	0.86%	0.93%	0.87%	0.95%	1.13%	-6.0%
Consumer & Other	325	219	252	221	85	240
% of Total Con./Oth. loans	0.51%	0.34%	0.39%	0.35%	0.14%	N/M
Total Nonaccruing Loans	3,147	2,906	2,381	2,122	2,321	826
% of Total loans	0.40%	0.38%	0.31%	0.28%	0.33%	35.6%
Accruing Restructured Loans	827	928	940	1,101	1,115	(288)
Total Growth (%)						-25.8%
Total Nonaccruing & Restructured Loans	3,974	3,834	3,321	3,223	3,436	538
% of Total loans	0.51%	0.50%	0.43%	0.43%	0.49%	15.7%
Foreclosed Assets	313	131	105	16	70	243
Total Growth (%)						347.1%
Total Nonperforming Assets	$4,287	$3,965	$3,426	$3,239	$3,506	$781
% of Total assets	0.42%	0.40%	0.35%	0.34%	0.38%	22.3%

Webcast and Conference Call

The Company will hold a related conference call and webcast on April 18, 2019, at 5:00 p.m. EDT. Interested parties may access the conference call by dialing 1-888-338-9469. The webcast can be accessed at www.yoursbfinancial.com/investorrelations.html. An audio replay of the call will be available on the SB Financial website.

About SB Financial Group

Headquartered in Defiance, Ohio, SB Financial is a diversified financial services holding company for the State Bank & Trust Company (State Bank). State Bank provides a full range of financial services for consumers and small businesses, including wealth management, private client services, mortgage banking and commercial and agricultural lending, operating through a total of 20 offices; 19 in nine Ohio counties and one in Fort Wayne, Indiana, and 26 full-service ATMs. The Company has seven loan production offices located throughout the Tri-State region of Ohio, Indiana and Michigan. SB Financial’s common stock is listed on the NASDAQ Capital Market under the symbol “SBFG”.  SB Financial’s preferred stock is listed on the NASDAQ Capital Market under the symbol “SBFGP”.

In May 2018, SB Financial was ranked #72 on the American Banker Magazine’s list of Top 200 Publicly Traded Community Banks and Thrifts based on three-year average return on equity (“ROE”).

Forward-Looking Statements

Certain statements within this document, which are not statements of historical fact, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties and actual results may differ materially from those predicted by the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties inherent in the national and regional banking industry, changes in economic conditions in the market areas in which SB Financial and its subsidiaries operate, changes in policies by regulatory agencies, changes in accounting standards and policies, changes in tax laws, fluctuations in interest rates, demand for loans in the market areas in SB Financial and its subsidiaries operate, increases in FDIC insurance premiums, changes in the competitive environment, losses of significant customers, geopolitical events, the loss of key personnel and other risks identified in SB Financial’s Annual Report on Form 10-K and documents subsequently filed by SB Financial with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and SB Financial undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made, except as required by law. All subsequent written and oral forward-looking statements attributable to SB Financial or any person acting on its behalf are qualified by these cautionary statements.

Non-GAAP Financial Measures

This press release contains financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”). Non-GAAP financial measures, specifically tangible common equity, tangible assets, tangible book value per common share, tangible common equity to tangible assets, return on average tangible common equity, total interest income – FTE, net interest income – FTE and net interest margin – FTE are used by the Company’s management to measure the strength of its capital and analyze profitability, including its ability to generate earnings on tangible capital invested by its shareholders. Although management believes these non-GAAP measures are useful to investors by providing a greater understanding of its business, they should not be considered a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

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SB FINANCIAL GROUP, INC.

CONSOLIDATED BALANCE SHEETS - (Unaudited)

	March	December	September	June	March
($ in thousands)	2019	2018	2018	2018	2018

ASSETS
Cash and due from banks	$62,962	$48,363	$45,515	$24,413	$48,329
Available-for-sale securities	95,802	90,969	84,114	89,911	91,987
Loans held for sale	4,346	4,445	6,888	7,551	8,893
Loans, net of unearned income	782,523	771,883	771,698	753,285	707,207
Allowance for loan losses	(8,121)	(8,167)	(8,489)	(8,494)	(8,219)
Premises and equipment, net	23,270	22,084	21,900	21,683	21,776
Federal Reserve and FHLB Stock, at cost	4,123	4,123	4,123	3,748	3,748
Foreclosed assets held for sale, net	313	131	105	16	70
Interest receivable	3,123	2,822	2,433	2,000	1,925
Goodwill and other intangibles	17,838	16,401	16,404	16,406	16,409
Cash value of life insurance	16,966	16,834	16,745	16,656	16,567
Mortgage servicing rights	10,838	11,365	11,129	10,633	10,196
Other assets	7,288	5,575	6,615	6,977	6,753
Total assets	$1,021,271	$986,828	$979,180	$944,785	$925,641

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits
Non interest bearing demand	$146,327	$144,592	$134,747	$131,125	$132,919
Interest bearing demand	132,101	130,628	130,897	129,486	137,893
Savings	115,272	104,444	114,213	118,108	116,820
Money market	175,334	181,426	170,190	151,228	143,679
Time deposits	258,624	241,462	239,379	222,932	217,484
Total deposits	827,658	802,552	789,426	752,879	748,795

Repurchase agreements	12,255	15,184	15,539	18,191	14,505
Federal Home Loan Bank advances	24,000	16,000	24,500	26,500	18,500
Trust preferred securities	10,310	10,310	10,310	10,310	10,310
Interest payable	1,123	909	891	685	633
Other liabilities	14,419	11,438	11,405	11,116	9,999
Total liabilities	889,765	856,393	852,071	819,681	802,742

Shareholders' Equity
Preferred stock	13,978	13,979	13,979	13,983	13,983
Common stock	40,486	40,485	40,485	40,481	40,481
Additional paid-in capital	15,143	15,226	15,160	15,098	15,189
Retained earnings	65,438	64,012	61,854	59,503	57,162
Accumulated other comprehensive loss	124	(552)	(1,654)	(1,240)	(941)
Treasury stock	(3,663)	(2,715)	(2,715)	(2,721)	(2,975)
Total equity	131,506	130,435	127,109	125,104	122,899

Total liabilities and shareholders' equity	$1,021,271	$986,828	$979,180	$944,785	$925,641

SB FINANCIAL GROUP, INC.

CONSOLIDATED STATEMENTS OF INCOME - (Unaudited)

($ in thousands, except per share & ratios)	At and for the Three Months Ended
	March	December	September	June	March
Interest income	2019	2018	2018	2018	2018
Loans
Taxable	$9,427	$9,661	$9,499	$8,968	$8,140
Tax exempt	62	55	42	36	21
Securities
Taxable	911	822	610	613	573
Tax exempt	98	100	107	115	117
Total interest income	10,498	10,638	10,258	9,732	8,851

Interest expense
Deposits	1,918	1,776	1,472	1,091	975
Repurchase agreements & other	26	10	11	6	10
Federal Home Loan Bank advances	100	131	140	110	79
Trust preferred securities	114	107	106	101	87
Total interest expense	2,158	2,024	1,729	1,308	1,151

Net interest income	8,340	8,614	8,529	8,424	7,700
Provision for loan losses	-	-	-	300	300

Net interest income after provision for loan losses	8,340	8,614	8,529	8,124	7,400

Noninterest income
Wealth Management Fees	734	717	705	710	739
Customer service fees	631	679	672	675	644
Gain on sale of mtg. loans & OMSR	1,192	1,646	2,066	2,058	1,100
Mortgage loan servicing fees, net	(280)	305	273	247	471
Gain on sale of non-mortgage loans	327	295	125	150	660
Title insurance income	19	-	-	-	-
Net gain on sales of securities	-	-	70	-	-
Gain/(loss) on sale of assets	(2)	14	-	60	(39)
Other	379	274	291	349	668
Total noninterest income	3,000	3,930	4,202	4,249	4,243

Noninterest expense
Salaries and employee benefits	4,902	5,108	5,372	5,201	4,939
Net occupancy expense	645	600	588	560	649
Equipment expense	711	756	667	637	829
Data processing fees	443	466	489	418	438
Professional fees	617	532	393	504	419
Marketing expense	239	262	197	204	221
Telephone and communication	115	121	124	128	122
Postage and delivery expense	84	66	83	63	74
State, local and other taxes	255	180	177	176	186
Employee expense	153	283	243	220	166
Other expenses	462	478	456	468	584
Total noninterest expense	8,626	8,852	8,789	8,579	8,627

Income before income tax expense	2,714	3,692	3,942	3,794	3,016
Income tax expense	488	732	824	687	563
Net income	$2,226	$2,960	$3,118	$3,107	$2,453

Preferred Share Dividends	244	243	244	244	244

Net income available to common shareholders	1,982	2,717	2,874	2,863	2,209

Common share data:
Basic earnings per common share	$0.31	$0.42	$0.45	$0.45	$0.40
Diluted earnings per common share	$0.28	$0.37	$0.39	$0.40	$0.35

Average shares outstanding (in thousands):
Basic:	6,482	6,503	6,503	6,489	5,519
Diluted:	7,994	8,030	8,022	8,003	7,055

SB FINANCIAL GROUP, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS - (Unaudited)

($ in thousands, except per share & ratios)	At and for the Three Months Ended
	March	December	September	June	March
SUMMARY OF OPERATIONS	2018	2018	2018	2018	2018

Net interest income	$8,340	$8,614	$8,529	$8,424	$7,700
Tax-equivalent adjustment	43	41	40	40	37
Tax-equivalent net interest income	8,383	8,655	8,569	8,464	7,737
Provision for loan loss	-	-	-	300	300
Noninterest income	3,000	3,930	4,202	4,249	4,243
Total operating revenue	11,340	12,544	12,731	12,673	11,943
Noninterest expense	8,626	8,852	8,789	8,579	8,627
Pre-tax pre-provision income	2,714	3,692	3,942	4,094	3,316
Pretax income	2,714	3,692	3,942	3,794	3,016
Net income	2,226	2,960	3,118	3,107	2,453
Income available to common shareholders	1,982	2,717	2,874	2,863	2,209

PER SHARE INFORMATION:
Basic earnings per share	$0.31	$0.42	$0.45	$0.45	$0.40
Diluted earnings per share	0.28	0.37	0.39	0.40	0.35
Common dividends	0.085	0.085	0.080	0.080	0.075
Book value per common share	16.57	16.36	15.94	15.73	15.49
Tangible book value per common share (TBV)	15.43	15.39	14.87	14.57	14.27
Fully converted TBV per common share	14.32	14.30	13.88	13.66	13.42
Market price per common share	18.02	16.45	20.35	20.32	18.51
Market price per preferred share	19.00	17.90	20.25	19.82	18.20
Market price to tangible book value	116.8%	106.9%	136.8%	139.5%	129.7%
Market price to fully converted TBV	125.8%	115.0%	146.6%	148.7%	137.9%
Market price to trailing 12 month EPS	12.6	11.0	11.5	11.2	10.3

PERFORMANCE RATIOS:
Return on average assets (ROAA)	0.89%	1.19%	1.30%	1.35%	1.08%
Pre-tax pre-provision ROAA	1.08%	1.48%	1.64%	1.78%	1.46%
Return on average equity	6.76%	9.21%	9.89%	10.02%	9.03%
Return on average tangible equity	8.83%	12.06%	13.02%	13.28%	12.54%
Efficiency ratio	76.05%	70.55%	69.01%	67.67%	72.22%
Earning asset yield	4.78%	4.86%	4.75%	4.76%	4.41%
Cost of interest bearing liabilities	1.20%	1.15%	1.00%	0.80%	0.71%
Net interest margin	3.79%	3.93%	3.95%	4.12%	3.84%
Tax equivalent effect	0.02%	0.02%	0.01%	0.02%	0.02%
Net interest margin, tax equivalent	3.81%	3.95%	3.96%	4.14%	3.86%
Non interest income/Average assets	1.20%	1.58%	1.75%	1.84%	1.87%
Non interest expense/Average assets	3.45%	3.56%	3.65%	3.72%	3.81%
Net noninterest expense/Average assets	2.25%	1.98%	1.91%	1.88%	1.93%

ASSET QUALITY RATIOS:
Gross charge-offs	$60	$322	$12	$54	$19
Recoveries	13	1	6	29	9
Net charge-offs	47	321	6	25	10
Nonaccruing loans/ Total loans	0.40%	0.38%	0.31%	0.28%	0.33%
Nonperforming loans/ Total loans	0.51%	0.50%	0.43%	0.43%	0.49%
Nonperforming assets/ Loans & OREO	0.55%	0.51%	0.44%	0.43%	0.50%
Nonperforming assets/ Total assets	0.42%	0.40%	0.35%	0.34%	0.38%
Allowance for loan loss/ Nonperforming loans	204.35%	213.02%	255.62%	263.54%	239.20%
Allowance for loan loss/ Total loans	1.04%	1.06%	1.10%	1.13%	1.16%
Net loan charge-offs/ Average loans (ann.)	0.02%	0.17%	0.00%	0.01%	0.01%
Loan loss provision/ Net charge-offs	0.00%	0.00%	0.00%	1200.00%	3000.00%

CAPITAL & LIQUIDITY RATIOS:
Loans/ Deposits	94.55%	96.18%	97.75%	100.05%	94.45%
Equity/ Assets	12.88%	13.22%	12.98%	13.24%	13.28%
Tangible equity/ Tangible assets	9.93%	10.31%	10.05%	10.20%	10.17%
Tangible equity adjusted for conversion	11.33%	11.75%	11.50%	11.71%	11.71%
Common equity tier 1 ratio (Bank) - 3/19 est.	12.87%	12.57%	12.16%	11.91%	12.23%

END OF PERIOD BALANCES
Total assets	$1,021,271	$986,828	$979,180	$944,785	$925,641
Total loans	782,523	771,883	771,698	753,285	707,207
Deposits	827,658	802,552	789,426	752,879	748,795
Stockholders equity	131,506	130,435	127,109	125,104	122,899
Goodwill & intangibles	17,838	16,401	16,404	16,406	16,409
Preferred equity	13,978	13,979	13,979	13,983	13,983
Tangible equity	99,690	100,055	96,726	94,715	92,507
Mortgage servicing portfolio	1,094,060	1,084,678	1,066,402	1,030,780	1,004,728
Wealth/Brokerage assets under care	462,580	423,289	412,218	407,592	411,654
Total assets under care	2,577,911	2,494,795	2,457,800	2,383,157	2,342,023
Full-time equivalent employees (actual)	256	250	250	241	240
Period end basic shares outstanding	6,460	6,503	6,503	6,502	6,483
Period end outstanding (Series A Converted)	1,475	1,472	1,470	1,453	1,453
Market capitalization (all)	144,898	133,824	162,711	161,851	147,300

AVERAGE BALANCES
Total assets	$1,001,282	$994,977	$962,369	$922,355	$906,281
Total earning assets	879,394	875,747	864,490	817,270	802,358
Total loans	775,280	775,060	770,948	724,710	711,733
Deposits	812,190	803,928	769,266	739,877	738,867
Stockholders equity	131,691	128,539	126,144	123,990	108,662
Intangibles	16,880	16,403	16,405	16,407	16,410
Preferred equity	13,979	13,979	13,983	13,983	13,983
Tangible equity	100,832	98,157	95,756	93,600	78,269
Average basic shares outstanding	6,482	6,503	6,503	6,489	5,519
Average diluted shares outstanding	7,994	8,030	8,022	8,003	7,055

SB FINANCIAL GROUP, INC.

Rate Volume Analysis - (Unaudited)

At and for the Three Months Ended March 31, 2019 and 2018

($ in thousands)	Three Months Ended Mar. 31, 2019			Three Months Ended Mar. 31, 2018
	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Taxable securities	$94,623	$911	3.85%	$77,802	$573	2.95%
Nontaxable securities	9,491	98	4.13%	12,823	117	3.66%
Loans, net	775,280	9,489	4.90%	711,733	8,161	4.59%
Total earning assets	879,394	10,498	4.78%	802,358	8,851	4.41%
Cash and due from banks	56,976			38,145
Allowance for loan losses	(8,284)			(8,043)
Premises and equipment	22,650			21,307
Other assets	50,546			52,514
Total assets	$1,001,282			$906,281
Liabilities
Savings, MMDA and interest bearing demand	$422,649	$722	0.68%	$389,809	$256	0.26%
Time deposits	249,655	1,196	1.92%	214,645	719	1.34%
Repurchase agreements & other	17,704	26	0.59%	18,124	10	0.22%
Advances from Federal Home Loan Bank	16,267	100	2.46%	18,500	79	1.71%
Trust preferred securities	10,310	114	4.42%	10,310	87	3.38%
Total interest bearing liabilities	716,585	2,158	1.20%	651,388	1,151	0.71%
Non interest bearing demand	139,886	-		134,413	-
Total funding	856,471		1.01%	785,801		0.59%
Other liabilities	13,120			11,818
Total liabilities	869,591			797,619
Equity	131,691			108,662

Total liabilities and equity	$1,001,282			$906,281

Net interest income		$8,340			$7,700

Net interest income as a percent of average interest-earning assets - GAAP measure			3.79%			3.84%

Net interest income as a percent of average interest-earning assets - non GAAP - Computed on a fully tax equivalent (FTE) basis			3.81%			3.86%

Non-GAAP reconciliation 1st Quarter 2019

	3 Months ended	3 Months ended
($ in thousands, except per share & ratios)	March 31, 2019	March 31, 2018

Total Revenues	$11,340	$11,943
Adjustment to remove temporary impairment*	708	-
Adjusted Total Revenues	$12,048	$11,943

Income before Income Taxes	$2,714	$3,016
Adjustment to remove temporary impairment	708	-
Adjusted Income before Income Taxes	$3,422	$3,016

Provision for Income Taxes	$488	$563
Adjustment to remove temporary impairment	149	-
Adjusted Provision for Income Taxes	$637	$563

Net Income	$2,226	$2,453
Adjustment to remove temporary impairment	559	-
Adjusted Net Income	$2,785	$2,453

Diluted Earnings per Share	$0.28	$0.35
Adjustment to remove temporary impairment	0.07	-
Adjusted Diluted Earnings per Share	$0.35	$0.35

Return on Average Assets	0.89%	1.08%
Adjustment to remove temporary impairment	0.06%	-
Adjusted Return on Average Assets	0.95%	1.08%

* temporary valuation adjustment to the Company's mortgage servicing rights